BLACKROCK SERIES, INC.

BlackRock Small Cap Growth Fund II

(the “Fund”)

Supplement dated April 6, 2017 to the

Statement of Additional Information (“SAI”) of the Fund, dated September 28, 2016

Effective March 29, 2017, the following changes are made to the Fund’s SAI:

The section entitled “Management, Advisory and Other Service Arrangements — Information Regarding the Portfolio Manager” is revised as follows:

The heading and first paragraph are deleted in their entirety and replaced with the following:

Information Regarding the Portfolio Managers

Raffaele Savi, Travis Cooke, CFA, and Richard Mathieson are the portfolio managers and are jointly and primarily responsible for the day-to-day management of the Fund.

The sub-section entitled “Other Funds and Accounts Managed” is deleted in its entirety and replaced with the following:

The following table sets forth information about funds and accounts other than the Master Portfolio for which the portfolio managers are jointly and primarily responsible for the day-to-day portfolio management as of May 31, 2016.

	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Rafaele Savi*	4	44	22	0	0	0
	$1.09 Billion	$14.29 Billion	$21.28 Billion	$0	$0	$0
Travis Cooke, CFA	4	26	19	0	26	19
	$997.9 Million	$8.08 Billion	$6.90 Billion	$0	$8.08 Billion	$6.90 Billion
Richard Mathieson*	2	1	0	0	0	0
	$780.6 Million	$261.7 Million	$0	$0	$0	$0

* Information provided for Messrs. Savi and Mathieson is as of February 28, 2017.

The first paragraph of the sub-section entitled “Portfolio Manager Compensation Overview” is amended to add the following:

Information for Messrs. Savi and Mathieson is as of February 28, 2017.

The last sentence of the first paragraph of the sub-section entitled “Portfolio Manager Compensation Overview — Discretionary Incentive Compensation” is deleted in its entirety and replaced with the following:

The performance of the portfolio managers is not measured against a specific benchmark.

The last sentence of the sub-section entitled “Portfolio Manager Compensation Overview — Distribution of Discretionary Incentive Compensation — Long-Term Incentive Plan Awards” is deleted in its entirety and replaced with the following:

The portfolio managers of this Fund have unvested long-term incentive awards.

The sub-section entitled “Fund Ownership” is deleted in its entirety and replaced with the following:

The following table sets forth the dollar range of equity securities of the Fund beneficially owned by the portfolio managers as of May 31, 2016.

Portfolio Manager	Dollar Range of Equity Securities Beneficially Owned
Raffaele Savi*	None
Travis Cooke, CFA	None
Richard Mathieson*	None

* Information provided for Messrs. Savi and Mathieson is as of February 28, 2017.

The last two sentences of the first paragraph of the sub-section entitled “Portfolio Manager Potential Material Conflicts of Interest” is deleted and replaced with the following:

It should also be noted that Messrs. Savi, Cooke and Mathieson may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Messrs. Savi, Cooke and Mathieson may therefore be entitled to receive a portion of any incentive fees earned on such accounts.

*  *  *

Shareholders should retain this Supplement for future reference.

SAI-19072-0417SUP

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